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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                     -----

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) December 20, 1996

              Prudential Securities Secured Financing Corporation
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             (Exact name of registrant as specified in its charter)

       Delaware                      333-16511                  13-3526694
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(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)                 ID Number)

 One New York Plaza, New York, New York                         10292
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
 including area code:                                        (212) 214-7435
                                                             --------------

                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events

Filing of Computational Materials and Consent of Independent Accountants.

          This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Prudential Securities Incorporated, as representative of the underwriters, in connection with the issuance by Delta Funding Home Equity Loan Trust 1996-3 of Home Equity Loan Pass-Through Certificates, Series 1996-3 Mortgage Pass-Through Certificates, Series 1996-3. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

          Also included for filing as Exhibit 23.1 attached hereto is the Consent of Coopers & Lybrand L.L.P., independent accountants for MBIA Insurance Corporation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          8.1 Opinion of Stroock & Stroock & Lavan regarding certain tax matters.

         23.1.    Consent of Coopers & Lybrand L.L.P.

         99.1     Computational Materials.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PRUDENTIAL SECURITIES SECURED
                                            FINANCING CORPORATION

                                            By: /s/ Len Blum
                                               ---------------------------
                                               Name: Len Blum
                                               Title: Vice President

Dated:  December 20, 1996

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                                  EXHIBIT INDEX

Exhibit                                                              Page

 8.1 Opinion of Stroock & Stroock & Lavan regarding certain tax matters.

23.1.    Consent of Coopers & Lybrand L.L.P.

99.1     Computational Materials.